SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                           YAAK RIVER RESOURCES, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                           Yaak River Resources, Inc.
                              423 Baybridge Drive
                              Sugarland, TX 77478
                                  281-242-7656


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                  MAY 27, 2004


Dear  Shareholder:

     We cordially invite you to attend Yaak River Resources, Inc.'s Special Meeting of Shareholders at 9:00 A.M. on June _______, 2004, at _____________________________________, Lakewood, CO at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Robert Pike to vote as your ballot directs. The President's Notice of Meeting and the accompanying Proxy describe the business of the Special Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on _________________, 2004 of Yaak River Resources, Inc. ("YAAK"), a Colorado corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

        1. To change the Company's name to a name to be determined by the Board of Directors.

        2. To authorize a reverse split of the Company's common stock on a one for sixty-eight basis.

                                           Sincerely,

                                           /s/ Blaize N. Kaduru
                                           -------------------------
                                           Blaize N. Kaduru, President

                                   -----------

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                                   -----------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                           YAAK RIVER RESOURCES, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 27, 2004

     This Proxy Statement is being furnished to Shareholders of Yaak River Resources, Inc. ("YAAK") in connection with the Special Meeting of Shareholders (the "Meeting") to be held on June _____, 2004 and at any adjournments thereof (the "Meeting"). The Meeting will be held at _______________________, Lakewood, CO, at 9:00 A.M.

     This Proxy Statement is first being mailed or given to Shareholders on or about ________________, 2004.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies because the holders of more than 63% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.

                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Special Meeting. As of this date, __________________, 2004, 67,308,857 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock.

QUORUM  AND  VOTE  NECESSARY  FOR  APPORVALS.

     One third of all shares entitled to vote constitutes a quorum to take the actions proposed. A majority of shares present and voting is sufficient to approve the proposal for a reverse and name change Amendments to the Articles split if the quorum is present. The holders of 63% percent of the shares entitled to vote have indicated that they intend to vote their 43,361,582 shares in favor of these proposals in person or by proxy.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Robert Pike, Secretary, Yaak River Resources, Inc., 423 Baybridge Drive, Sugarland, TX 77478.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

         The person named as proxy is Robert Pike, a director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


INTEREST  OF  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION
--------------------------------------------------------------------------------
     Proposal 1: To Authorize a change of the corporate name, to a new name in the discretion of the Board of Directors.

--------------------------------------------------------------------------------

                                   Proposal 1:

     We are asking shareholders to authorize a change in the name of this corporation to a new name in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to a defunct business attempt in numerals area.


                                   Proposal 2:

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING


--------------------------------------------------------------------------------
Proposal 2: To Authorize a reverse split of the common stock on a one for 68 basis, by which each 68 shares shall become one share. Fractional shares will be issued.
--------------------------------------------------------------------------------

     We are asking shareholders to approval a pro-rata reverse split of our common stock, by which each twenty shares would become one share. We will issue fractional shares. The effective date of the reverse split will be ten days following the date of the meeting.

     We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and the potential ability of the Company to raise capital by issuing new shares.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets is presently remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure.

                TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR 68

Shares Pre-Reverse                                      Post Reverse shares
--------------------------------------------------------------------------------
100                                                     1.47
200                                                     2.94
300                                                     4.41
400                                                     5.88
500                                                     7.35
1000                                                    14.7
2000                                                    29.4
3000                                                    44.1
4000                                                    58.8
5000                                                    73.5
10,000                                                  147
20,000                                                  294.1
50,000                                                  735.3
100,000                                                 1,470.58

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem best calculation to meet the market attractively. We cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Colorado Statutes provide that a corporation may:

     (a) Issue fractions of a share or pay in cash the value of fractions of a share;

     (b)  Arrange for disposition of fractional shares by the shareholders.

     It further provides the holder of a fractional share is entitled to exercise the rights of a shareholder, including the right to vote, to receive dividends, and to participate in the assets of the corporation upon liquidation. The Company has no present intent to pay fractional shareholders the value nor to arrange any disposition of fractional shares.

     Effectively, there is no market for fractional shares in the OTCBB market or the "Pink Sheets" market where the Company may currently be traded. An owner of fractional shares must consider them illiquid and unmarketable.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.


SPECIAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the special meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, November 30, 2003, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early March, 2004.


VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, ____________, 2004, the total number of common shares outstanding and entitled to vote was 67,308,857.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     Shareholders may obtain a copy of our most current annual report and later filings without charge, by writing us at 423 Baybridge Drive, Sugarland, TX 77478.

BIOGRAPHICAL INFORMATION


    NAME                   AGE           POSITION WITH THE COMPANY
    ----                   ---           -------------------------

Blaize N. Kaduru           53            President, Secretary and
                                         Treasurer and a Director
                                         since December 18, 2002

Robert Pike                74            Vice President and a Director
                                         since December 21, 1999

     BLAIZE N. KADURU. Mr. Kaduru is an Adjunct Professor, teaching economics and business related college courses at Wharton Junior College in Sugarland, Texas, since January 2003. Previously, he was Executive Vice President of Business Development for Wireless Communications Technology, Inc., a spin-off of Prodigy Communications Inc. in Houston, Texas.

     ROBERT PIKE. Mr. Pike has been Vice President and a Director of the Company since December 21, 1999. Mr. Pike is a retired banker. For more than the past five years, he has been an investor. Also for more than the past five years, Mr. Pike has been President and sole owner of Bob Pike Associates, Inc., a real estate consulting and inspection firm, based in Englewood, Colorado, that serves financial institutions.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.


Executive Compensation
-----------------------

         The Company accrued $0 compensation to the executive officers as a group for services rendered to the Company in all capacities during the 2003 fiscal year. No one executive officer received, or has accrued for his benefit, in excess of $60,000 for the year. No cash bonuses were or are to be paid to such persons.

        The Company does not have any employee incentive stock option plans.

        There are no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the executive officers of the Company. No other compensation not described above was paid or distributed during the last fiscal year to the executive officers of the Company. There are no compensatory plans or arrangements, with respect to any executive office of the Company, which result or will result from the resignation, retirement or any other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.



                            SUMMARY COMPENSATION TABLE OF EXECUTIVES
                        Cash Compensation             Security Grants
----------------------------------------------------------------------------------------------------------
Name and      Year  Salary  Bonus Annual      Restricted Securities   Long Term           LTIP      All Other
Principal                         Compensation Stock     Underlying   Compensation/       Payments  Other
Compensation                     /Other($)    Awards    Options/     Options
Position                                                    SARs(#)
                                                            (SHARES)
----------------------------------------------------------------------------------------------------------
Blaize N.     2001  0         0           0     0         0                0              0              0
Kaduru,       2002  0         0           0     0         0                0              0              0
President,    2003  0         0           0     0         0                0              0              0
Secretary,
Treasurer
----------------------------------------------------------------------------------------------------------
Robert Pike,  2001  0         0           0     0         0                0              0              0
Vice Pres-    2002  0         0           0     0         0                0              0              0
ident         2003  0         0           0     0         0                0              0              0
----------------------------------------------------------------------------------------------------------
Officers as   2001  0         0           0     0         0                0              0              0
A Group       2002  0         0           0     0         0                0              0              0
              2003  0         0           0     0         0                0              0              0
----------------------------------------------------------------------------------------------------------

(b)  Directors' Compensation

     Directors who are also officers of Yaak River Resources, Inc. receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. The Company has granted options to directors under its Stock Incentive Plan subsequently adopted.



                                               SUMMARY COMPENSATION TABLE OF DIRECTORS
                                                     (To December 31, 2003)
                        Cash Compensation               Security Grants
----------------------------------------------------------------------------------------------------------
Name and       Year    Annual   Meeting  Consulting Number       Securities          LTIP      All Other
Principal              retainer Fees ($) Fees/Other   of         Underlying          Payments  Compensation
Position               Fees ($)          Fees($)    Shares (#)   Options/SARs(#)
                                                                        (SHARES)
----------------------------------------------------------------------------------------------------------
Blaize N.      2001    0          0        0           0           0                 0              0
Kaduru,        2002    0          0        0           0           0                 0              0
Director       2003    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------
Robert Pike,   2001    0          0        0           0           0                 0              0
Director       2002    0          0        0           0           0                 0              0
               2003    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------
Directors as a 2001    0          0        0           0           0                 0              0
group          2002    0          0        0           0           0                 0              0
               2003    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------

        There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(c) Termination of Employment and Change of Control Arrangements.  None.

(d) Stock purchase options:  None

        Option/SAR Grants Table (None)

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

         Long Term Incentive Plans - Awards in Last Fiscal Year (None)

         No officer or director has received any other remuneration in the two year period prior to the filing of this registration statement. There is no current plan in existence, to pay or accrue compensation to its officers and directors for services related to seeking business opportunities and completing a merger or acquisition transaction. See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

                                              Option/SAR Grants Table
Name                     Number of Securities          % of Total                     Exercise         Expiration
                         Underlying                    Options/SARs                   or Price         Date
                         Options/SARs                  Granted to Employees           ($/Sh)
                         Granted (#) in Fiscal Year
--------------------------------------------------------------------------------------------------------------------
None                     0                             0                              0                0



                                Aggregated Option/SAR Exercises in Last Fiscal Year
                                            and FY-End Option/SAR value

Name                        Shares            Value           Number of Securities          Value of Unexercised
                            Acquired          Realized        Underlying                    In the Money
                            on                ($)             Unexercised                   Options/SARs at FY-
                            Exercise                          Options/SARs at FY-           End ($) Exercisable/
                            (#)                               End (#) Exercisable/          Unexercisable
                                                              Unexercisable
---------------------------------------------------------------------------------------------------------------------
None                        0                 0               0                             0



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:


     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of May 31, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Yaak River Resources, Inc., 423 Baybridge Drive, Sugarland, TX 77478.

            Name and Address of            Number of Shares      Percentage
             Beneficial Owner             Owned Beneficially      of Class

             Eric Sunsvold                     6,694,605               9.9%
             423 Baybridge Drive
             Sugarland, TX 77478

             Donald J. Smith                  31,661,977(1)           47.0%
             2501 E. Third St.
             Casper, WY  82609

             Robert Pike                         680,000               1.0%
             6396 E. Fair Avenue
             Englewood, CO  80111

             Blaize N. Kaduru                          0                 0%
             423 Baybridge Drive
             Sugarland, TX 77478

             Darrell Benjamin                  4,325,000               6.4%
             6658 S. Starlight Rd.
             Morrison, CO  80465

             All officers and directors       32,341,977              48.0%
             as a group (two persons)


(1) The figure shown includes 10,000 shares held in the name of Suvo Corp. Mr. Smith is the owner of Suvo Corp.

     The Company currently has 67,308,857 shares issued and outstanding.

Notes to the table:

     Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.


OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by GTMR can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                           YAAK RIVER RESOURCES, INC.

                               Dated: May 27, 2004

                     By the order of the Board of Directors


                             /s/ Blaize N. Kaduru
                             -----------------------
                             Blaize N. Kaduru, President

                                     BALLOT

--------------------------------------------------------------------------------

                           Yaak River Resources, Inc.
                              423 Baybridge Drive
                              Sugarland, TX 77478
                                  281-242-7656

                          PROXY FOR SPECIAL MEETING OF
                        STOCKHOLDERS, JUNE _______, 2004

     The undersigned hereby appoints Robert Pike proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Yaak River Resources, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on June _______, 2004, at 9:00 a.m., at __________________________, Lakewood, CO, and at any
adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To change the name of the corporation to a name to be determined by the Board of Directors.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

2. To authorize a reverse split of the common stock on a one for sixty-eight basis, by which each sixty-eight shares shall become one share. Fractional shares will be issued.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2004

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.